                                                                Exhibit 10(p)


         FIRST AMENDMENT, dated as of January 29, 1997 (this "First Amendment"), to the Credit Agreement, dated as of August 29, 1996 (the "Credit Agreement"), among WESTINGHOUSE ELECTRIC CORPORATION ("Westinghouse"), the Lenders parties thereto, NATIONSBANK, N.A. and THE TORONTO-DOMINION BANK, as Syndication Agents, THE CHASE MANHATTAN BANK, as Documentation Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent. Unless otherwise specified herein, all capitalized terms defined in the Credit Agreement and used herein are so used as so defined.

                                  WITNESSETH:

         WHEREAS, Westinghouse wishes to amend the Credit Agreement in the manner set forth herein; and

         WHEREAS, each of the parties hereto is willing to enter into this First Amendment on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  ARTICLE I-AMENDMENTS TO THE CREDIT AGREEMENT

         The parties hereto hereby agree that the Credit Agreement shall be amended by (a) adding the shaded underlined text set forth in the Composite Copy of the Credit Agreement (the "Composite Credit Agreement") attached hereto as Appendix 1, (b) deleting the shaded stricken text set forth in the Composite Credit Agreement and (c) adding Annex I and Annex II to this First Amendment as Exhibit B-7 and Exhibit B-8, respectively, to the Credit Agreement.

                           ARTICLE II--MISCELLANEOUS

         1. Representations and Warranties. Westinghouse hereby represents and warrants, on and as of the First Amendment Effective Date (as defined below), that (a) the execution and delivery of this First Amendment and the performance of this First Amendment and the Credit Agreement as amended by this First Amendment (the "Amended Credit Agreement") will not conflict with or result in a breach of, or require any consent under, the charter or By-laws (or other equivalent organizational documents) of Westinghouse, or any applicable law or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any material agreement or instrument to which Westinghouse or any of its Material Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of Westinghouse or any of its Material Subsidiaries pursuant to the terms of any such agreement or instrument; (b) Westinghouse has all necessary corporate power and authority to execute and deliver this First Amendment and to perform its obligations under this First Amendment and the Amended Credit Agreement; (c) the execution and delivery of this First Amendment and the performance of this First Amendment and the Amended Credit Agreement have been duly authorized by all necessary corporate action on the part of Westinghouse; (d) this First Amendment has been duly and validly executed and delivered by Westinghouse and each of this First Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of Westinghouse, enforceable in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (e) no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution and delivery by Westinghouse of this First Amendment, for the performance by Westinghouse of this First Amendment and the Amended Credit Agreement or for the validity or enforceability hereof or thereof, and (f) each of the representations of Westinghouse set forth in Article III of the Amended Credit Agreement is true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date.

         2. No Other Modifications. Except as expressly modified hereby, all the provisions of the Credit Agreement are and shall continue to be in full force and effect. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" and words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

         3. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS AND PRINCIPLES OF SUCH STATE.

         4. Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         5. Effectiveness. This First Amendment shall become effective on and as of the date (the "First Amendment Effective Date") upon which the following conditions shall have been satisfied:


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


                           (a) the Administrative Agent shall have received
                  executed counterparts of this First Amendment from Westinghouse and the Required Lenders; and

                           (b) the Administrative Agent shall have received (i)
                  the executed legal opinion of Louis J. Briskman, Senior Vice President and General Counsel of Westinghouse, dated the First Amendment Effective Date, covering, with respect to this First Amendment and the Amended Credit Agreement, substantially the same matters covered in Exhibit E-1 to the Credit Agreement; and (ii) the executed legal opinion of an Assistant General Counsel or Associate General Counsel of Westinghouse licensed to practice law in the State of New York, dated the First Amendment Effective Date, covering, with respect to this First Amendment and the Amended Credit Agreement, substantially the same matters covered in Exhibit E-2 to the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        WESTINGHOUSE ELECTRIC CORPORATION

                                        By
                                           ------------------------------------
                                        Title:

                                        MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK, as a Lender and as
                                        Administrative Agent

                                        By
                                           ------------------------------------
                                        Title:

                                        THE CHASE MANHATTAN BANK

                                        By
                                           ------------------------------------
                                        Title:

                                        NATIONSBANK, N.A.

                                        By
                                           ------------------------------------
                                        Title:

                                        THE TORONTO-DOMINION BANK

                                        By
                                           ------------------------------------
                                        Title:

                                        BANKERS TRUST COMPANY

                                        By
                                           ------------------------------------
                                        Title:

                                        THE BANK OF NEW YORK

                                        By
                                           ------------------------------------
                                        Title:

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.

                                        By
                                           ------------------------------------
                                        Title:

                                        CITIBANK, N.A.

                                        By
                                           ------------------------------------
                                        Title:

                                        THE DAI-ICHI KANGYO BANK, LTD.

                                        By
                                           ------------------------------------
                                        Title:

                                        DEUTSCHE BANK AG NEW YORK BRANCH AND/OR
                                        CAYMAN ISLANDS BRANCH

                                        By
                                           -------------------------------------
                                        Title:

                                         THE FUJI BANK, LIMITED, NEW YORK BRANCH

                                         By
                                           ------------------------------------
                                         Title:

                                         THE INDUSTRIAL BANK OF JAPAN,
                                         LIMITED, NEW YORK BRANCH

                                         By
                                           ------------------------------------
                                         Title:

                                         MELLON BANK, N.A.

                                         By
                                           ------------------------------------
                                         Title:

                                         PNC BANK, NATIONAL ASSOCIATION

                                         By
                                           ------------------------------------
                                         Title:

                                         ROYAL BANK OF CANADA

                                         By
                                           ------------------------------------
                                         Title:

                                         THE SANWA BANK, LIMITED, NEW YORK
                                         BRANCH

                                         By
                                           ------------------------------------
                                         Title:

                                         SOCIETE GENERALE, NEW YORK BRANCH

                                         By
                                           ------------------------------------
                                         Title:

                                    THE SUMITOMO BANK, LIMITED

                                    By
                                      -----------------------------------
                                    Title:

                                    ABN AMRO BANK N.V.

                                    By
                                       ---------------------------------------
                                    Title:

                                    THE ASAHI BANK, LTD.

                                    By
                                      -----------------------------------
                                    Title:

                                    BANK OF MONTREAL

                                    By
                                      -----------------------------------
                                    Title:

                                    BARCLAYS BANK PLC

                                    By
                                      -----------------------------------
                                    Title:

                                    THE FIRST NATIONAL BANK OF CHICAGO

                                    By
                                      -----------------------------------
                                    Title:

                                    LTCB TRUST COMPANY

                                    By
                                      -----------------------------------
                                    Title:

                                    THE MITSUBISHI TRUST AND BANKING CORPORATION

                                    By
                                       -----------------------------------------
                                    Title:

                                    THE MITSUI TRUST & BANKING CO., LTD.

                                    By
                                       -----------------------------------------
                                    Title:

                                    THE SAKURA BANK, LTD.

                                    By
                                       -----------------------------------------
                                    Title:

                                    THE TOKAI BANK, LIMITED

                                    By
                                       -----------------------------------------
                                    Title:

                                    WESTDEUTSCHE LANDESBANK GIROZENTRALE

                                    By
                                       -----------------------------------------
                                    Title:

                                    By
                                      ------------------------------------------
                                    Title:

                                    THE YASUDA TRUST AND BANKING CO., LTD.

                                    By
                                      -----------------------------------------
                                    Title:

                                    ARAB BANK PLC

                                    By
                                      -----------------------------------------
                                    Title:

                                    THE BANK OF NOVA SCOTIA

                                    By
                                       -----------------------------------------
                                    Title:

                                    BANQUE PARIBAS

                                    By
                                       -----------------------------------------
                                    Title:

                                    By
                                       -----------------------------------------
                                    Title:

                                    BAYERISCHE VEREINSBANK AG CHICAGO BRANCH

                                    By
                                       -----------------------------------------
                                    Title:

                                    CAISSE NATIONALE DE CREDIT AGRICOLE

                                    By
                                       -----------------------------------------
                                    Title:

                                    CIBC INC.

                                    By
                                       -----------------------------------------
                                    Title:

                                    CP, AGMOE FOMAMCOERE DE COC ET DE L'UNION
                                    EUROPEENNE

                                    By
                                       -----------------------------------------
                                    Title:

                                    By
                                       -----------------------------------------
                                    Title:

                                     CREDIT LYONNAIS NEW YORK BRANCH

                                     By
                                       -----------------------------------------
                                     Title:

                                     KEYBANK NATIONAL ASSOCIATION

                                     By
                                       -----------------------------------------
                                     Title:

                                     NIPPON CREDIT BANK, LTD.

                                     By
                                       -----------------------------------------
                                     Title:

                                     THE NORINCHUKIN BANK

                                     By
                                       -----------------------------------------
                                     Title:

                                     THE ROYAL BANK OF SCOTLAND plc

                                     By
                                       -----------------------------------------
                                     Title:

                                     THE SUMITOMO TRUST & BANKING CO., LTD.,
                                     NEW YORK BRANCH

                                     By
                                       -----------------------------------------
                                     Title:

                                     THE TOYO TRUST & BANKING CO., LTD.

                                     By
                                       -----------------------------------------
                                     Title:

                              BANCA COMMERCIALE ITALIANA

                              By
                                 ---------------------------------------
                              Title:

                              By
                                 ---------------------------------------
                              Title:

                              BANQUE NATIONALE DE PARIS

                              By
                                 ---------------------------------------
                              Title:

                              CORESTATES BANK, N.A.

                              By
                                 ---------------------------------------
                              Title:

                              FIRST COMMERCIAL BANK, NEW YORK AGENCY

                              By
                                 ---------------------------------------
                              Title:

                              GULF INTERNATIONAL BANK BSC

                              By
                                --------------------------------------------
                              Title: